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                                 EXHIBIT 10.103

                    AMENDMENT TO CHANGE IN CONTROL AGREEMENT

     AMENDMENT NO. 1, dated as of December 13, 2002, to the Change in Control Agreement dated December 17, 1999, between QUAKER FABRIC CORPORATION, a corporation incorporated under the laws of Delaware with its principal office at 941 Grinnell Street, Fall River, Massachusetts 02721 (the "Company") and _________________, residing at _____________________ (the "Executive").

     WHEREAS, the Company and the Executive entered into the Change in Control Agreement (the "Agreement") to induce the Executive to remain with the Company, and to reinforce and encourage the Executive's continued attention and dedication, when faced with the possibility of a Change in Control in the Company; and

     WHEREAS, the parties wish to amend certain of the terms of the Agreement as set forth herein in order to provide the Executive with the benefits afforded by this Agreement for an additional three year period.

     NOW, THEREFORE, the Company and the Executive agree as follows:

1. Paragraph 1 of the Agreement is amended to extend the term of the Agreement for an additional three-year period, beginning December 17, 2003.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                                 QUAKER FABRIC CORPORATION


                                                 By
                                                            --------------------
                                                 Name:
                                                            --------------------
                                                 Title:
                                                            --------------------


                                                 EXECUTIVE


                                                 Signature:
                                                            --------------------
                                                 Name:
                                                            --------------------
                                                 Address:
                                                            --------------------



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